Exhibit 99.4
MANNKIND CORPORATION
COMMON STOCK
PURCHASE AGREEMENT
     THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the 2nd day of October, 2007 by and between MannKind Corporation, a Delaware corporation (the “Company”), and each Investor set forth on Exhibit A attached hereto (each an “Investor”).
          THE PARTIES HEREBY AGREE AS FOLLOWS:
1. Purchase and Sale of Stock.
     1.1 Sale and Issuance of Common Stock.
          (a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to each Investor that number of shares of the Company’s common stock, $0.01 par value (the “Common Stock”) set forth opposite such Investor’s name on Exhibit A at a purchase price of $9.03 per share (the “Per Share Purchase Price”).
          (b) Subject to the terms and conditions of this Agreement, each Investor, on a several and not joint basis, agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor at the Closing such amount of shares of Common Stock at the Per Share Purchase Price (the “Stock”) as set forth opposite such Investor’s name on Exhibit A.
Closing. The purchase and sale of the Stock shall take place through the Depository Trust Company at 10:00 A.M. (Pacific time), on or about October 5, 2007, or at such other time and place as the Company and each Investor may mutually agree upon orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall cause its transfer agent to deliver to each Investor, via electronic book-entry, the Stock. Upon receipt of the Stock, each Investor shall promptly make payment of the purchase price therefor by wire transfer of immediately available funds to the following account:
Account Name: UBS Financial Services
Account No.: 101-WA-258641-000
ABA No.: 026007993
For further credit to:
     MannKind Corporation
     CP-72192-DE
     1.2 The offering and sale of the Stock are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).
2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that:
          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form (Registration

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File No. 333-145282), which became effective as of August 15, 2007, for the registration under the Securities Act of the Stock. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the offer to sell and proposed sale of the Stock and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.
          (b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations; and any further

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documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.
          (c) The Company has delivered, or will as promptly as practicable deliver, to each Investor, complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as each Investor reasonably requests. The Company may satisfy its obligations to furnish such material by filing it on the Commission’s electronic data gathering and retrieval system (EDGAR). Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.
3. Representations and Warranties. Each Investor represents and warrants to the Company that:
          (a) It has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
          (b) This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          (c) In connection with its decision to purchase the Stock, it relied only upon the Base Prospectus, the Prospectus Supplement, the Incorporated Documents, and any representations and warranties of the Company contained herein.
          (d) It acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Stock, or possession or distribution of offering materials in connection with the issue of the Stock in any jurisdiction outside the United States where action for that purpose is required.

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          (e) It understands that nothing in this Agreement or any other materials presented to it in connection with the purchase and sale of the Stock constitutes legal, tax or investment advice. Each Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Stock.
4. Miscellaneous.
     4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.
     4.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.
     4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     4.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties.
     4.6 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.
     4.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.
     4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     4.9 Entire Agreement. This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any

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other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.
[Remainder of this Page Intentionally Left Blank]

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     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.
MannKind Corporation

By:	/s/ Richard L. Anderson

Name:	Richard L. Anderson

Title:	Corporate VP & CFO

Address:	28903 North Avenue Paine
Valencia, California 91355
Fidelity Contrafund: Fidelity Contrafund

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Fidelity Securities Fund: Fidelity Growth & Income Portfolio

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
[Signature Page to Common Stock Purchase Agreement]

Variable Insurance Products Fund II: Contrafund Portfolio

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Fidelity Puritan Trust: Fidelity Balanced Fund

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Fidelity Contrafund: Fidelity Advisor New Insights Fund

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
[Signature Page to Common Stock Purchase Agreement]

Fidelity Advisor Series I: Fidelity Advisor Balanced Fund

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Fidelity Select Portfolios: Health Care Portfolio

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Variable Insurance Products Fund III: Balanced Portfolio

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
[Signature Page to Common Stock Purchase Agreement]

Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Fidelity Central Investment Portfolios LLC: Fidelity Health Care Central Fund

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
Fidelity Select Portfolios: Medical Equipment and Systems Portfolio

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
[Signature Page to Common Stock Purchase Agreement]

Variable Insurance Products Fund IV: Health Care Portfolio

By:	/s Gary Ryan

Name:	Gary Ryan

Title:	Assistant Treasurer

Address:	82 Devonshire Street
Boston, MA 02109
JNL/FI Balanced Fund
Pyramis Global Advisors Trust Company as Investment Manager
Under Power of Attorney

By:	/s/ Geoffrey W. Johnson

Name:	Geoffrey W. Johnson

Title:	Vice President

Address:	82 Devonshire Street
Boston, MA 02109
[Signature Page to Common Stock Purchase Agreement]

Exhibit A

Investor	Shares of Common Stock	Total Purchase Price
Fidelity Contrafund: Fidelity Contrafund	1,887,317	$17,042,472.51

Fidelity Securities Fund: Fidelity Growth & Income Portfolio	542,158	$4,895,686.74

Variable Insurance Products Fund II: Contrafund Portfolio	593,424	$5,358,618.72

Fidelity Puritan Trust: Fidelity Balanced Fund	653,419	$5,900,373.57

Fidelity Contrafund: Fidelity Advisor New Insights Fund	207,027	$1,869,453.81

Fidelity Advisor Series I: Fidelity Advisor Balanced Fund	34,305	$309,774.15

Fidelity Select Portfolios: Health Care Portfolio	51,214	$462,462.42

Variable Insurance Products Fund III: Balanced Portfolio	14,184	$128,081.52

Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund	16,391	$148,010.73

Fidelity Central Investment Portfolios LLC: Fidelity Health Care Central Fund	19,212	$173,484.36

JNL/FI Balanced Fund	4,577	$41,330.31

Variable Insurance Products Fund IV: Health Care Portfolio	1,910	$17,247.30

Fidelity Select Portfolios: Medical Equipment and Systems Portfolio	24,363	$219,997.89

Total:	4,049,501	$36,566,994.03